UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2013

STRATUS MEDIA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

NEVADA	000-24477	86-0776876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Century Park East, 6th Floor

Los Angeles, California 90067

(Address of principal executive offices)

(805) 884-9977

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective December 9, 2013, Seymour Siegel, Glenn Golenberg, Randall Cross, Michael Dunleavy, Sr. and Jack Schneider resigned as directors of Stratus Media Group, Inc. (the Company”). The resignations were not pursuant to any disagreement with the Company, but were tendered in connection with the change of the focus of the Company as a life sciences company as a result of the recent acquisition of Canterbury Laboratories, LLC and Hygeia Therapeutics, Inc. As previously disclosed, Sol J. Barer, Ph.D., Issac Blech, Yael Schwartz, Ph.D and Nelson Stacks have recently been elected to the board of directors, and the Company expects to add additional members with backgrounds in the life sciences areas.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATUS MEDIA GROUP, INC.

Dated: December 16, 2013	By: /s/ Jerry Rubinstein Jerry Rubinstein, Chief Executive Officer (principal executive officer)

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